                                                                  EXHIBIT 99 (i)

                           MERRILL LYNCH & CO., INC.
                           -------------------------
                    PRELIMINARY UNAUDITED EARNINGS SUMMARY
                    --------------------------------------


                          FOR THE THREE MONTHS ENDED
                          --------------------------

                                                                                                  Q2 95 vs        Q2 95 vs
                                                                                                   Q1 95           Q2 94
(IN THOUSANDS,                            JUNE 30,           MARCH 31,           JULY 1,          PERCENT         PERCENT
EXCEPT PER SHARE AMOUNTS)                   1995               1995               1994            INC (DEC)       INC (DEC)
                                        ------------       ------------       ------------        ---------       ---------
REVENUES:
  COMMISSIONS                          $    765,012       $    685,295       $    690,533            12 %            11 %
  INTEREST AND DIVIDENDS                  3,295,255          3,029,519          2,317,691             9              42
  PRINCIPAL TRANSACTIONS                    614,677            674,756            560,867            (9)             10
  INVESTMENT BANKING                        335,346            248,497            322,006            35               4
  ASSET MANAGEMENT AND PORTFOLIO
    SERVICE FEES                            464,495            448,437            431,930             4               8
  OTHER                                     110,209            117,373            157,273            (6)            (30)
                                       ------------       ------------       ------------           ---             ---
  TOTAL REVENUES                          5,584,994          5,203,877          4,480,300             7              25

  INTEREST EXPENSE                        3,035,802          2,783,392          2,082,581             9              46
                                       ------------       ------------       ------------           ---             ---
  NET REVENUES                            2,549,192          2,420,485          2,397,719             5               6
                                       ------------       ------------       ------------           ---             ---
NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS               1,308,755          1,269,888          1,216,450             3               8
  OCCUPANCY                                 109,473            109,889            108,574            --               1
  COMMUNICATIONS AND EQUIPMENT RENTAL       116,854            111,737            107,922             5               8
  DEPRECIATION AND AMORTIZATION              88,638             85,999             80,595             3              10
  ADVERTISING AND MARKET DEVELOPMENT         95,942             86,311             99,145            11              (3)
  PROFESSIONAL FEES                         105,448             98,830             87,225             7              21
  BROKERAGE, CLEARING, AND EXCHANGE
   FEES                                      93,888             83,845             87,465            12               7
  OTHER                                     165,894            195,194            177,681           (15)             (7)
                                       ------------       ------------       ------------           ---             ---
  TOTAL NON-INTEREST EXPENSES             2,084,892          2,041,693          1,965,057             2               6
                                       ------------       ------------       ------------           ---             ---
EARNINGS BEFORE INCOME TAXES                464,300            378,792            432,662            23               7
INCOME TAX EXPENSE                          181,504            151,517            180,853            20              --
                                       ------------       ------------       ------------           ---             ---
NET EARNINGS                           $    282,796       $    227,275       $    251,809            24 %            12 %
                                       ============       ============       ============           ===             ===
PREFERRED STOCK DIVIDENDS              $     11,913       $     11,941       $      1,539            --             N/M
                                       ============       ============       ============           ===             ===
NET EARNINGS APPLICABLE TO COMMON
 STOCKHOLDERS                          $    270,883       $    215,334       $    250,270            26 %             8 %
                                       ============       ============       ============           ===             ===
EARNINGS PER COMMON SHARE:
  PRIMARY                              $       1.40       $       1.08       $       1.18            30 %            19 %
                                       ============       ============       ============           ===             ===
  FULLY DILUTED                        $       1.39       $       1.08       $       1.18            29 %            18 %
                                       ============       ============       ============           ===             ===
AVERAGE SHARES:
  PRIMARY                                   193,267            199,178            212,489
                                       ============       ============       ============
  FULLY DILUTED                             195,159            199,178            212,489
                                       ============       ============       ============

                                                                  EXHIBIT 99 (i)
                                                                     (continued)

                           MERRILL LYNCH & CO., INC.
                           -------------------------
                    PRELIMINARY UNAUDITED EARNINGS SUMMARY
                    --------------------------------------


                           FOR THE SIX MONTHS ENDED
                           ------------------------

(IN THOUSANDS,                                           PERCENT                           PERCENT       PERCENT
 EXCEPT PER SHARE AMOUNTS)                JUNE 30,         OF             JULY 1,            OF          INCREASE
                                            1995        REVENUES(A)        1994           REVENUES(A)   (DECREASE)
                                        -----------     --------       ------------       --------      ----------
REVENUES:
  COMMISSIONS                           $ 1,450,307        13 %        $  1,558,777          17 %          (7)%
  INTEREST AND DIVIDENDS                  6,324,774        59             4,517,227          49            40
  PRINCIPAL TRANSACTIONS                  1,289,433        12             1,227,544          13             5
  INVESTMENT BANKING                        583,843         5               766,401           8           (24)
  ASSET MANAGEMENT AND PORTFOLIO
   SERVICE FEES                             912,932         9               876,158          10             4
  OTHER                                     227,582         2               273,004           3           (17)
                                        -----------       ---          ------------         ---           ---
  TOTAL REVENUES                         10,788,871       100             9,219,111         100            17
  INTEREST EXPENSE                        5,819,194        54             3,989,564          43            46
                                        -----------       ---          ------------         ---           ---
  NET REVENUES                            4,969,677        46             5,229,547          57            (5)
                                        -----------       ---          ------------         ---           ---
NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS               2,578,643        52             2,646,967          51            (3)
  OCCUPANCY                                 219,362         4               221,582           4            (1)
  COMMUNICATIONS AND EQUIPMENT RENTAL       228,591         5               211,446           4             8
  DEPRECIATION AND AMORTIZATION             174,637         3               154,766           3            13
  ADVERTISING AND MARKET DEVELOPMENT        182,253         4               197,750           4            (8)
  PROFESSIONAL FEES                         204,278         4               181,302           3            13
  BROKERAGE, CLEARING, AND EXCHANGE
   FEES                                     177,733         4               173,955           3             2
  OTHER                                     361,088         7               356,909           7             1
                                        -----------       ---          ------------         ---           ---
  TOTAL NON-INTEREST EXPENSES             4,126,585        83             4,144,677          79            --
                                        -----------       ---          ------------         ---           ---
EARNINGS BEFORE INCOME TAXES                843,092        17             1,084,870          21           (22)
INCOME TAX EXPENSE                          333,021         7               461,302           9           (28)
                                        -----------       ---          ------------         ---           ---
NET EARNINGS                            $   510,071        10 %        $    623,568          12 %         (18)%
                                        ===========       ===          ============         ===           ===
PREFERRED STOCK DIVIDENDS               $    23,854                    $      2,875                       N/M
                                        ===========                    ============                       ===
NET EARNINGS APPLICABLE TO COMMON
 STOCKHOLDERS                           $   486,217                    $    620,693                       (22)%
                                        ===========                    ============                       ===
EARNINGS PER COMMON SHARE:
  PRIMARY                               $      2.48                    $       2.87                       (14)%
                                        ===========                    ============                       ===
  FULLY DILUTED                         $      2.46                    $       2.87                       (14)%
                                        ===========                    ============                       ===
AVERAGE SHARES:
  PRIMARY                                   196,223                         216,561
                                        ===========                    ============
  FULLY DILUTED                             197,537                         216,561
                                        ===========                    ============

(A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.

                                       6